NUBURU Investor Deck September 2023

DISCLAIMER NUBURU, INC. (“NUBURU”) makes no representation or warranty as to the accuracy or completeness of the information contained in this presentation. The information in this presentation and any oral statements made in connection with this presentation are subject to change and are not intended to be all inclusive or to contain all the information that a person may desire in considering an investment in NUBURU and are not intended to form the basis of any investment decision in NUBURU. This presentation does not constitute either advice or a recommendation regarding any securities. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary and must make your own decisions and perform your own independent investment and analysis of an investment in NUBURU. FORWARD–LOOKING STATEMENTS This presentation contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including certain financial forecasts and projections. All statements other than statements of historical fact contained in this presentation, including statements as to future results of operations and financial position, revenue and other metrics planned products and services, business strategy and plans, objectives of management for future operations of NUBURU, serviceable addressable market size, total addressable market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by NUBURU and its management are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the ability to continue to meet the security exchange’s listing standards; (2) the failure to achieve expectations regarding its product development and pipeline; (3) the inability to access sufficient capital, whether from Lincoln Park Capital or other sources, to operate as anticipated; (4) the effects of competition and market trends; (5) the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) changes in applicable laws or regulations; (7) the possibility that NUBURU may be adversely affected by other economic, business and/or competitive factors; (8) the possibility that NUBURU may receive less revenue than anticipated or no revenue from multi-year, multi-company government contracts; (9) volatility in the financial system and markets caused by geopolitical and economic factors; and (10) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in NUBURU’s current and periodic reports and other documents filed with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. NUBURU does not give any assurance that it will achieve its expected results. NUBURU assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law. TRADEMARKS NUBURU may own or have rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with NUBURU, or an endorsement or sponsorship by or of NUBURU. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that NUBURU will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. USE OF MARKET DATA The market data contained herein is derived from various internal and external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. NUBURU assume no obligation to update the information in this presentation. 2 | Confidential

NO OFFER OR SOLICITATION This presentation is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Additional Information and Where to Find It For further information with respect to NUBURU and our securities, you may refer you to our current and periodic reports filed with the SEC. The SEC maintains an Internet website that contains reports, proxy statements and other information about issuers, like us, that file electronically with the SEC. The address of that website is www.sec.gov. You may request NUBURU’s filings by contacting us at: Nuburu, Inc. at 7442 S Tucson Way, Suite 130, Centennial, CO 80112. Our investor relations website is located at https://ir.nuburu.net and such reports and documents may be accessed from our website. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this presentation is truthful or complete. Any representation to the contrary is a criminal offense. 3 | Confidential

Challenges and Opportunities of Next-Generation Manufacturing Manufacturing Challenges Rising demand for higher-performing materials Rising demand for scaling production output Rising demand for lower energy and emission footprints $7B Aerospace $13B Consumer Electronics $26B E-Mobility $6B Defense $6B Healthcare $3B Energy $1B Others (1) Source: AMPOWER 2022 and NUBURU estimates based on customer feedback. NUBURU’s Total Addressable Market by 2032 – avg. CAGR >16%1

NUBURU’s Blue Laser Solves Key Manufacturing Problems Weld Better and 3D Print Faster Blue Wavelength Inherently Advantaged Significantly Smaller Spot Size vs. Infrared Superior Brightness Higher Energy Absorption In Metals Key Metals Blue to Infrared Absorption Ratio Gold 66x Silver 17x Copper 13x Aluminum 3x Nickel 1.5x Steel 1.5x 8x faster & low to no defects1 10x larger1 + 7x faster1,2 IP Protected Moat 220 granted and pending patents3 7 Years Of Blue Laser Development Ready For Broad-Scale Commercialization (1) Copper.  (2) Larger referring to part size. (3) As of September 15, 2023. Welding: 3D Printing:

“Blue is the new Green”

Next Step in Green Manufacturing – Advancing Sustainability through Alternative Manufacturing Solutions

- ✓ Blue lasers provide higher absorption rates compared to alternative “colors”resulting in ~5x more energy efficient welding process than IR lasers[1]
- ✓ “Blue” gives a significant energy coupling advantage reducing the amount of energy to weld even the smallest of parts
- ✓ Fundamental technology produces more durable, longer-life end products

Reduced Waste **Reduced Emissions** **Reduced Costs**

Estimated CO_2 Emission Reduction
Blue Laser vs. IR Laser


-29%
-56%
-76%
Automotive Battery Tabs
Additive
Cell Phone Batteries

6 | Confidential

(1) Based on Company thin copper weld testing where ~8x decrease in processing time reduces energy requirements.

NUBURU

Fundamental Enabling Technology for Multiple Growing Markets…  “Picks and Shovels” of Modern-Day Manufacturing E-Mobility: $9B / 26% CAGR Consumer Electronics Aerospace: $7B / 24% CAGR Healthcare: $6B / 25% CAGR Defense: $2B / 22% CAGR Energy: $2B / 25% CAGG Others: $2B / 23% CAGR : $6B / 24% CAGR in $B $34B Serviceable Addressable Market (SAM) in 20321 (1) Source: AMPOWER 2022 and NUBURU estimates based on customer feedback. 25% CAGR 2022 - 20321

Note: The companies listed above represent target markets and do not represent a customer list. Electric Trucks & Buses Battery Storage Aerospace & Defense Metal 3D Printing Electric Passenger Cars …Driven by Top Tier Companies

Driving Commercialization with Applications for Megatrends

Leveraging Blue Laser core technology for multitude of applications with many more to come…

Core technology: **Blue Laser**

Applications	*NUBURU's Advantages*
Welding	• **Low to No Defects** – weld is same as "base" material • **No Spatter** – clean welds with no particulate residue • **Low Resistance** – less energy loss due resistance heating • **Higher ROI** – high laser efficiency combined with high speed and improved yields
Cutting	• **Material Agnostic** – all metals, ceramics and plastics • **Faster** – absorption much higher than CO_2 results in substantial speed improvement • **Higher ROI** – high laser efficiency and higher speeds translates to lower operating costs
3D Printing *AFWERX Contract[1] & GE JTDA[2]*	• **Material Agnostic** – all metals, ceramics and plastics • **Low to No Defects** – stable process results in parts with density similar to base material • **No Spatter** – less fumes and less particulate residue results in higher density parts • **Higher ROI** – higher print speed translates to less operating costs and lower CO_2 emissions
Power Beaming *Feasibility project with NASA underway[3]*	• **Light Weight** – substantial reduction in weight for long transmission distances • **Visual Guidance** – able to provide visual guidance between habitats • **Long Range** – ideal for >10km power transmission on other planets
Communications	• **Space –** light weight, smallest transmit aperture • **Terrestrial –** compact transmit / receive system • **Underwater –** blue has the highest transmission rate through water
Lidar	• **Space –** light weight, smallest transmit aperture • **Terrestrial –** compact transmit / receive system • **Underwater –** blue has the highest transmission rate through water

9 | Confidential (1) AFWERX Announcement (2) GE Additve Announcement (3) NASA Announcement

NUBURU

BLTM Product Line – Capturing More Markets with More Power Modularity Creates Scalability 250-Watt Output MEDIUM SCALE 1000-Watt Output LARGE SCALE Up to 4500-Watt Output SMALL SCALE Target Industries Consumer Electronics Healthcare 2024 2023 2025 Market Introduction Target Industries Aerospace Energy E-Mobility Target Industries Aerospace Consumer Electronics E-Mobility Energy

Upcoming SMLTM Product Line – Enabling Endless Applications Ultimate Brightness Laser Source 100-Watt Output LARGER SCALE 500-Watt Output SMALL SCALE 2025E Market Introduction Target Industries Aerospace Consumer Electronics E-Mobility Energy Healthcare Target Industries Aerospace Consumer Electronics Defense E-Mobility Energy

Product Introductions Expected to Drive Market Expansion & Revenue Growth Development Pilot Production Note: NUBURU AO® product line retired in Q3-2023

World Class Management Team Dr. Mark Zediker CEO 30 years of experience as an entrepreneur Executive leadership experience at private and publicly listed companies. Strong management and technical background. Cofounded 3 companies Ron Nicol Chairman 30+ years of experience consulting growth companies Executive leadership experience at private and publicly listed companies. Strengths include strategy, organization and change management Brian Faircloth COO 18 years of experience scaling operations Executive leadership at private and publicly listed companies. Expert in Six Sigma, Lean Manufacturing Methods and ISO-9001 Brian Knaley CFO 25 years of experience as a financial executive Financial leadership experiences at publicly listed and private companies including several engineering firms Dr. Matthew Philpott CMSO 20 years of global business development experience Laser industry veteran with experience scaling a new market entrant to a position of global leadership. Significant electric vehicle industry experience

Key Investment Highlights Leading Blue Laser Company Disrupting and enabling fast growing markets Targeting fast growing megamarkets: E-mobility, Consumer Electronics, Aerospace, Healthcare, Defense and Energy Promoting a sustainable future Proprietary Technology Extensive IP portfolio 220 granted and pending patents and applications worldwide1 Compelling Business Model Blue chip companies in large, global industries as current and target customers Near-term visibility enabled by customer orders and engagement Possibility of follow-on revenue streams Experienced, Founder-led Leadership Pioneering, founder-led, and visionary management and sponsor team Track record of innovation and execution in the laser industry Growing Market Adoption 50 systems shipped to 34 customers2 Deep partnerships with Essentium3, AFWERX4 and GE Additive5 (2) Customer and unit count as of June 30 2023. (3) Essentium Announcement. (4) AFWERX Announcement. (5) GE Additve Announcement (1) As of September 15, 2023.